                                                                    Exhibit 99.1

Advanced Micro Devices, Inc.
CONSOLIDATED BALANCE SHEETS
(Thousands)

                                                                             Dec. 30,          Sept. 30,       December 31,
                                                                               2001              2001             2000*
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                                                                          (unaudited)        (unaudited)
Assets

Current assets:
     Cash, cash equivalents and short-term investments                    $   869,997       $   903,534        $ 1,293,165
     Accounts receivable, net                                                 659,783           588,563            547,200
     Inventories                                                              380,474           449,078            343,541
     Deferred income taxes                                                    155,898           168,846            218,527
     Prepaid expenses and other current assets                                286,957           289,722            255,256

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           Total current assets                                             2,353,109         2,399,743          2,657,689

Property, plant and equipment, net                                          2,739,138         2,715,292          2,636,467
Investment in joint venture                                                   363,611           396,351            261,728
Other assets                                                                  191,384           227,819            211,851

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                                                                          $ 5,647,242       $ 5,739,205        $ 5,767,735
===========================================================================================================================

Liabilities and Stockholders' Equity

Current liabilities:
     Accounts payable                                                     $   304,990       $   369,064        $   477,369
     Accrued compensation and benefits                                        129,042           143,987            172,815
     Accrued liabilities                                                      443,995           382,797            276,721
     Income tax payable                                                        56,234            49,591             74,806
     Deferred income on shipments to distributors                              47,978            34,620             92,828
     Current portion of long-term debt, capital
       lease obligations and other                                            331,698           192,487            129,570

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           Total current liabilities                                        1,313,937         1,172,546          1,224,109

Deferred income taxes                                                         105,305           139,850            203,986
Long-term debt, capital lease obligations and other,
  less current portion                                                        672,945           796,021          1,167,973

Stockholders' equity:
     Capital stock:
        Common stock, par value                                                 3,405             3,471              3,141
     Capital in excess of par value                                         1,889,217         1,959,483          1,406,290
     Retained earnings                                                      1,795,680         1,811,522          1,856,261
     Accumulated other comprehensive loss                                    (133,247)          (74,851)           (94,025)

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           Total stockholders' equity                                       3,555,055         3,630,788          3,171,667

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                                                                          $ 5,647,242       $ 5,739,205        $ 5,767,735
===========================================================================================================================

*Derived from the December 31, 2000 audited financial statements of Advanced Micro Devices, Inc.

Advanced Micro Devices, Inc.
CONSOLIDATED STATEMENTS OF OPERATIONS
(Thousands except per share amounts)

                                                                   Quarter Ended                       Year Ended
                                                                    (Unaudited)                 (Unaudited)
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                                                        Dec. 30,      Sept. 30,     Dec. 31,      Dec. 30,      Dec. 31,
                                                          2001          2001          2000          2001          2000*
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
Net sales                                              $ 951,873     $ 765,870    $1,175,172    $3,891,754    $4,644,187

Cost of sales                                            644,662       594,056       657,303     2,589,747     2,514,637
Research and development                                 160,871       161,185       162,088       650,930       641,799
Marketing, general and administrative                    163,684       150,918       160,753       620,030       599,015
Restructuring and other special charges                        -        89,305             -        89,305             -

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                                                         969,217       995,464       980,144     3,950,012     3,755,451

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Operating income (loss)                                  (17,344)     (229,594)      195,028       (58,258)      888,736

Gain on sale of Legerity                                       -             -             -             -       336,899
Interest and other income (expense), net                   5,784       (11,220)       25,449        25,695        86,301
Interest expense                                          (9,570)       (9,946)      (19,933)      (61,360)      (60,037)

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Income (loss) before income taxes, equity in
   joint venture and extraordinary item                  (21,130)     (250,760)      200,544       (93,923)    1,251,899

Provision (benefit) for income taxes                      (5,705)      (65,018)       30,082       (14,463)      256,868

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Income (loss) before equity in joint
   venture and extraordinary item                        (15,425)     (185,742)      170,462       (79,460)      995,031

Equity in net income (loss) in joint venture                (417)       (1,187)        7,570        18,879        11,039

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Income (loss) before extraordinary item                  (15,842)     (186,929)      178,032       (60,581)    1,006,070

Extraordinary item - loss on debt retirement,
   net of tax benefit                                          -             -            64             -        23,044

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Net income (loss)                                      $ (15,842)    $(186,929)   $  177,968    $  (60,581)   $  983,026

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Net income (loss) per common share

Basic:
Income (loss) before extraordinary item                  $ (0.05)      $ (0.54)       $ 0.57       $ (0.18)       $ 3.25
Net income (loss)                                        $ (0.05)      $ (0.54)       $ 0.57       $ (0.18)       $ 3.18

Diluted:
Income (loss) before extraordinary item                  $ (0.05)      $ (0.54)       $ 0.53       $ (0.18)       $ 2.95
Net income (loss)                                        $ (0.05)      $ (0.54)       $ 0.53       $ (0.18)       $ 2.89

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Shares used in per share calculation

 - Basic                                                 340,119       345,044       313,501       332,407       309,331
 - Diluted                                               340,119       345,044       349,782       332,407       350,000

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

*Derived from the December 31, 2000 audited financial statements of Advanced Micro Devices, Inc.